Exhibit 10.2

SECOND AMENDMENT TO LEASE AGREEMENT

THIS SECOND AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is made and entered into as of May 15,  2011 (the “Amendment Effective Date”), by and between BMR-GAZELLE COURT LLC, a Delaware limited liability company (“Landlord”), and ISIS PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

RECITALS

A.                                    Landlord and Tenant are parties to that certain Lease Agreement dated March 30, 2010, as amended by that certain First Amendment to Lease Agreement dated as of November 23, 2010 (as amended by this Amendment, the “Lease”).

B.                                    Tenant desires to enter the Premises prior to the Term Commencement Date in order to prepare the Premises for Tenant’s use and occupancy, and Landlord has agreed to grant such entry subject to the terms and conditions of this Amendment set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.                                      FF&E Early Entry.  Subject to the terms and conditions of this Amendment, Tenant may enter the Premises as of the Amendment Effective Date for the purposes of installing Tenant owned equipment and making Tenant Alterations that Tenant may reasonably determine are necessary in preparation of its anticipated use and occupancy of the Premises during the Lease Term (“FF&E Early Entry”), provided that any such Tenant Alterations shall be performed in accordance with and subject to Article 6 and Section 13.2 of the Lease (other than the first sentence of Section 6.1 and the first five words of Section 13.2, prohibiting Tenant from performing such work prior to the Term Commencement Date, which restrictions Landlord hereby waives only for purposes of the FF&E Early Entry).

2.                                      Limitations on FF&E Early Entry.

2.1                               For clarification purposes, no FF&E Early Entry shall occur prior to the Amendment Effective Date and the terms and provisions of this Amendment shall not be effective prior to the Amendment Effective Date and will not apply to any events, acts or omissions occurring prior to the Amendment Effective Date.

2.2                               In addition to the other Early Entry Events described in Section 4.3.1 of the Lease, any period of FF&E Early Entry shall be deemed an Early Entry Event and Tenant shall be subject to all the requirements, obligations, and agreements in the Lease regarding Early Entry Events with respect thereto.

2.3                               In addition to the foregoing, during any period of FF&E Early Entry, except as set forth below in the following sentence, all of Tenant’s acknowledgements, representations, warranties, covenants, restrictions, waivers, releases, obligations and other agreements, and all of Landlord’s rights, remedies and benefits, set forth in the Lease, shall be deemed effective as though such period of FF&E Early Entry was within the Lease Term and as though the Term Commencement Date had occurred on the date that such FF&E Early Entry commenced (including without limitation, Tenant’s obligations regarding compliance with applicable laws and rules, indemnification, insurance, and the Security Deposit).  The foregoing sentence shall not (i) apply to Tenant’s obligations under the Lease with respect to: (a) payment of Base Monthly Rental, Additional Rent (other than for Tenant’s insurance and any repair or replacement obligations to the extent arising as a result of such FF&E Early Entry) and Association Fees; (b) making arrangements for water, sewer, gas, heat, light, power, telephone service, and any other service or utility required at the Premises as set forth in Section 8.1 of the Lease; (c) performing maintenance as set forth in Sections 11.1, 11.2 and 11.6 of the Lease, other than maintenance which is necessitated as a result of any activities of Tenant or taken on Tenant’s behalf during such FF&E Early Entry; (d) any indemnification obligations set forth in Section 9.1.1 of the Lease; or (e) any indemnification obligations set forth in 34.2.6 of the Lease for Claims to the extent arising out of or in connection with the acts, omissions, or negligence of Landlord, Landlord’s Agents, or Landlord’s contractors or consultants (if and to the extent the foregoing are not already excepted from Tenant’s indemnification obligations); or (ii) relieve Landlord from its obligations to construct the Building Improvements and the Punchlist Items pursuant to the Lease.  For avoidance of doubt, the foregoing shall not actually modify, accelerate, or delay any of the Term Commencement Date, the Term Expiration Date, the Lease Term, or the Base Monthly Rent Commencement Date, nor shall it trigger, increase, or accelerate any of Landlord’s obligations under the Lease.

2.4                               Any FF&E Early Entry (including, without limitation, any work performed by Tenant or on Tenant’s behalf during such FF&E Early Entry) which delays or interferes with the progress of Landlord’s Construction Work shall be deemed a Tenant Delay (as set forth in, and subject to the provisions of Section 19.3.2 of the Lease) in addition to any other events of Tenant Delay which may occur or have occurred, and Tenant shall be solely responsible for any additional costs, expenses, or losses, including any increases to the Budget, resulting therefrom.

3.                                      Amendments to Limit on Tenant’s Maximum Payments During Construction and Other Provisions.

3.1                               The following provisions contained in the Lease are hereby deleted in their entirety:

3.1.1                     Section 3.1.2;

3.1.2                     The phrase, “(i) the 89% Cap, if the Base Monthly Rent Commencement Date occurs prior to the Substantial Completion Date, and (ii)” in the second sentence of Section 3.2.2;

3.1.3                     The phrase, “unreasonably or unnecessarily” in the first sentence of Section 4.3.1; and

3.1.4                     The phrase, “(provided, however, in the event of damage or destruction prior to the Substantial Completion Date Tenant shall not be responsible for any deductible)” in the first sentence of Section 20.2.

3.2                               Section 4.3.3 of the Lease, is hereby replaced with the new Section 4.3.3 below; and the following Sections 4.3.4 and 4.3.5 are hereby added to the Lease:

“4.3.3             Tenant hereby agrees to indemnify, defend (with attorneys approved by Landlord), protect, and hold Landlord and Landlord’s employees, directors and officers harmless from, any and all demands, claims, liabilities, costs, expenses, suits, investigations, proceedings, losses, actions, causes of action, damages and judgments (and all reasonable expenses including, without limitation, reasonable attorneys’ fees, charges and disbursements incurred in investigating or resisting the same) (collectively, “Claims”) to the extent (a) relating to acts, omissions or circumstances arising from an Early Entry Event, and (b) caused by or arising out of (i) the acts or omissions of Tenant, its employees, agents, directors, officers, managers, members, partners, affiliates, independent contractors, consultants, property managers or invitees (collectively, “Tenant’s Agents”), including without limitation, any liability for injury to the person or property of Tenant or Tenant’s Agents, or (ii) a breach or default by Tenant in the performance of any of its obligations under this Lease; but in each case excepting any such Claims to the extent resulting from the willful breach of the Lease by Landlord or the gross negligence or willful misconduct of Landlord.

4.3.4               Tenant hereby agrees to indemnify, defend (with attorneys approved by Landlord), protect, and hold Landlord and Landlord’s employees, directors and officers harmless from, any and all Claims to the extent arising out of the condition of the Premises after May 15, 2011 but prior to the Term Commencement Date, where such condition was caused by or arose out of (i) the acts or omissions of Tenant or Tenant’s Agents, including without limitation, any liability for injury to the person or property of Tenant or Tenant’s Agents, or (ii) a breach or default by Tenant in the performance of any of its obligations under this Lease; but in each case excepting any such Claims to the extent resulting from the willful breach of the Lease by Landlord or the gross negligence or willful misconduct of Landlord.

4.3.5               Notwithstanding the foregoing, Tenant’s obligations under Section 4.3.3 and Section 4.3.4 shall be governed by the provisions set forth in Sections 9.4 and 9.5 hereof.   Tenant’s obligations under Section 4.3.3 and Section 4.3.4 shall survive the expiration or earlier termination of this Lease with respect to any such Claims or liability arising in connection with any event, condition or circumstance occurring, arising or existing prior to such expiration or earlier termination.”

3.3                               The phrase, “Claims arising after the Term Commencement Date” in Section 34.2.6, is hereby replaced with the phrase, “Claims arising (i) from any activities conducted by Tenant or Tenant’s Agents during any Early Entry Event or (ii) after the Term Commencement Date”.

3.4                               The phrase, “within ten (10) days after the Term Commencement Date” in the third sentence of Section 10.3.3, shall be replaced with the phrase “by May 25, 2011”.

3.5                               The phrase, “, after the Term Commencement Date,” in the final sentence of Section 10.3.3, is hereby replaced with the phrase, “, after May 15, 2011”.

3.6                               The phrase, “During the Term” in Section 34.2.2, is hereby replaced with the phrase, “During the Lease Term”.

3.7                               The phrase, “After the Term Commencement Date,” in the first sentence of each of Section 34.2.6 and Section 36.4, is hereby replaced with the phrase, “After May 15, 2011”.

3.8                               None of the foregoing provisions of this Section 3 shall be deemed to reduce the scope of, or otherwise limit the generality of, any other provision of this Amendment, including, without limitation, Section 2.3.

4.                                      Miscellaneous.

4.1                               Concurrently herewith, the parties shall promptly execute, acknowledge, and deliver duplicate originals of a Memorandum of Amendment to Lease in form attached hereto as Exhibit ‘A’ (the “Memorandum of Lease”).  Either party may record such Memorandum of Lease.  Any taxes imposed upon such recording shall be paid by Landlord and treated as a Disbursement under the Lease.  Except as provided in Section 27.3 of the Lease and this Section 4.1, Tenant shall not file or record any other documents with respect to the Premises.

4.2                               This instrument contains all of the agreements and conditions made between the parties with respect to the terms of this Amendment and may not be modified orally or in any other manner other than by a written instrument signed by all the parties to this Lease.

4.3                               Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

4.4                               In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control and the Lease shall be read in a manner consistent herewith.

4.5                               Submission of this Amendment by Landlord is not an offer to enter into this Amendment.  Neither Landlord nor Tenant shall be bound by this Amendment until each party has executed and delivered the same to the other party.

4.6                               The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

4.7                               The laws of the State of California as applied to contracts entered into between citizens of the State of California and to be performed within the State of California shall govern the validity, performance and enforcement of this Amendment.

4.8                               This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument executed on the date first set forth.  Counterparts delivered electronically (whether by facsimile, e-mail, or otherwise) shall be deemed original counterparts for all purposes.

4.9                               Tenant hereby represents, warrants and covenants that (a) Tenant is duly incorporated or otherwise established or formed and validly existing under the laws of its state of incorporation, establishment or formation, (b) Tenant has and is duly qualified to do business in the state in which the Premises is located, (c) Tenant has full corporate, partnership, trust, association or other appropriate power and authority to enter into this Amendment and to perform all Tenant’s obligations under the Lease and (d) each person (and all of the persons if more than one signs) signing this Amendment on behalf of Tenant is duly and validly authorized to do so.

4.10                        Landlord hereby represents, warrants and covenants that (a) Landlord is duly incorporated or otherwise established or formed and validly existing under the laws of its state of incorporation, establishment or formation, (b) Landlord has and is duly qualified to do business in the state in which the Premises is located, (c) Landlord has full corporate, partnership, trust, association or other appropriate power and authority to enter into this Amendment and to perform all Landlord’s obligations hereunder and (d) each person (and all of the persons if more than one signs) signing this Amendment on behalf of Landlord is duly and validly authorized to do so.

4.11                        The headings or title to the paragraphs of this Amendment are for convenience only and do not in any way define, limit or construe the contents of such paragraphs.

 [signatures on following page]

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

LANDLORD:

BMR-GAZELLE COURT LLC, a Delaware limited liability company

By:	/s/ John Bonanno
Name:	John Bonanno
Its:	SVP, Leasing & Development

TENANT:

ISIS PHARMACEUTICALS, INC., a Delaware corporation

By:	/s/ B. Lynne Parshall
Name:	B. Lynne Parshall
Its:	Chief Operating Officer & CFO

S-1

EXHIBIT A

Recording Requested By:

When Recorded Return To:

LATHAM & WATKINS LLP
Attn: Steven Levine, Esq.
600 West Broadway, 18th Floor
San Diego, California 92101-3375
THE AREA ABOVE IS RESERVED FOR RECORDER’S USE

MEMORANDUM OF AMENDMENT TO LEASE AGREEMENT

This Memorandum of Amendment to Lease Agreement (“Memorandum”) is made and entered into as of May 15, 2011, by and between BMR-GAZELLE COURT LLC, a Delaware limited liability company (“Landlord”), and ISIS PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”), in connection with that certain real property located in Carlsbad, California, and more particularly described on Schedule “A” attached hereto and incorporated herein by reference (together with any improvements now or hereafter constructed thereon, the “Premises”).

1.             Lease.  Pursuant to the terms and provisions of that certain unrecorded Lease Agreement by and between Landlord and Tenant, dated March 30, 2010 (the “Original Lease”), Tenant leased the Premises from Landlord.  A memorandum of the Original Lease was recorded in the Office of the County Recorder of the County of San Diego, California on March 30, 2010, as Document Number 2010-0156974.   Landlord and Tenant have amended the Original Lease pursuant to that certain First Amendment to Lease Agreement dated as of November 23, 2010 and pursuant to that certain Second Amendment to Lease Agreement dated as of May 15, 2011 (the “Amendments”).  The parties desire to enter into this Memorandum to provide record notice of the Amendments.

2.             Amendments.  The Amendments implement certain modifications to the provisions of the Original Lease, all as more particularly set forth in the Amendments.  As used herein, references to the “Lease” shall mean the Original Lease as amended by the Amendments.  Capitalized terms used herein but not otherwise defined shall have the meanings ascribed thereto in the Lease.

3.             No Effect on Lease. The parties have prepared, signed, and acknowledged this Memorandum solely for recording purposes. This Memorandum does not modify, increase, decrease, or in any other way affect any party’s rights, duties, or obligations under the Lease. Landlord and Tenant each has rights, duties, and obligations (and conditions to its rights) under the Lease but not stated in this Memorandum.  If the provisions of the Lease conflict with the provisions of this Memorandum, then the provisions of the Lease shall govern. Nothing in this Memorandum constitutes any representation or warranty by either party. To the extent, if any, that the Lease limits the liability of either Landlord or Tenant, such limitation also applies to any such liability under this Memorandum.

4.             Successors and Assigns. The Lease and this Memorandum shall bind and benefit the parties hereto and their successors and assigns.

5.             Termination. This Memorandum shall automatically terminate and be of no force or effect upon any termination of the Lease. Within fifteen (15) days following such termination, Tenant will provide to Landlord an executed and acknowledged Quitclaim Deed, releasing and quitclaiming all right, title and interest in and to the Premises, specifically including any interest pursuant to the Lease.

6.             Counterparts. This Memorandum may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one agreement.

[signatures on following page]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum as of the date first above written.

LANDLORD:

BMR-GAZELLE COURT LLC, a Delaware limited liability company

By:
Name:
Its:

TENANT:

ISIS PHARMACEUTICALS, INC., a Delaware corporation

By:
Name:
Its:

STATE OF CALIFORNIA                      }

COUNTY OF                                           } S.S.

On                                             ,                    before me,                                                                                                                              , a Notary Public in and for said County and  State, personally appeared,                                                                                                                                                                                                                                                                                                                                                                       , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature:

(Notary Seal)

STATE OF CALIFORNIA                      }

COUNTY OF                                           } S.S.

On                                             ,                    before me,                                                                                                                              , a Notary Public in and for said County and  State, personally appeared,                                                                                                                                                                                                                                                                                                                                                                             , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature:

(Notary Seal)

SCHEDULE “A”

Description of the Land

PARCEL 1:

PARCEL “A” OF CERTIFICATE OF COMPLIANCE NO. ADJ 09-05 RECORDED JANUARY 19, 2010 AS INSTRUMENT NO. 2010-0024854 OF OFFICIAL RECORDS, DESCRIBED AS FOLLOWS:

LOT 14 OF CARLSBAD TRACT NO. 97-13-02, ACCORDING TO MAP THEREOF NO. 15505, IN THE CITY OF CARLSBAD, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, RECORDED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY ON JANUARY 23, 2007 AS FILE NO. 2007-0047588, TOGETHER WITH A PORTION OF LOT ‘B’ OF RANCHO AGUA HEDIONDA, IN THE CITY OF CARLSBAD, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 823, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, NOVEMBER 16, 1896, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF SAID LOT 14; THENCE, ALONG THE NORTH LINE OF SAID LOT 14, NORTH 89°09’41” EAST 629.31 FEET; THENCE SOUTH 00°31’59” WEST 8.11 FEET; THENCE NORTH 89°53’58” EAST 392.46 FEET; THENCE NORTH 53°13’30” EAST 15.15 FEET; THENCE SOUTH 56°49’30” EAST 85.95 FEET TO THE NORTHEAST CORNER OF SAID LOT 14, SAID CORNER BEING ON A NON-TANGENT 264.00 FOOT RADIUS CURVE CONCAVE NORTHWESTERLY, THE RADIAL LINE TO SAID POINT BEARS SOUTH 56°49’30” EAST; THENCE, ALONG THE EAST LINE OF SAID LOT 14, SOUTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 5°50’08” AN ARC DISTANCE OF DISTANCE OF 26.89; THENCE, TANGENT TO SAID CURVE, SOUTH 39°00’38” WEST 329.54 FEET TO THE BEGINNING OF A TANGENT 736.00 FOOT RADIUS CURVE CONCAVE SOUTHEASTERLY; THENCE SOUTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 25°07’33” A DISTANCE OF 322.76 TO THE SOUTHEAST CORNER OF SAID LOT 14, SAID CORNER ALSO BEING A POINT ON THE SUBDIVISION BOUNDARY OF MAP NO. 14926; THENCE, ALONG THE SOUTH LINE OF SAID LOT 14 AND THE BOUNDARY OF SAID MAP NO. 14926, NON-TANGENT TO SAID CURVE NORTH 52°33’23” WEST 148.70 FEET; THENCE SOUTH 48°06’30” WEST, 21.89 FEET TO THE BEGINNING OF A 100.00 FOOT RADIUS CURVE CONCAVE NORTHWESTERLY; THENCE SOUTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 34°22’48” AN ARC DISTANCE OF 60.00 FEET; THENCE 82°29’18” WEST 147.20 FEET; THENCE NORTH 89°14’55” WEST 410.06 FEET TO THE SOUTHWEST CORNER OF SAID LOT 14; THENCE, LEAVING SAID LOT 14 AND CONTINUING ALONG THE BOUNDARY OF SAID MAP NO. 14926, SOUTH 29°36’38” WEST 51.14 FEET; THENCE NORTH 77°38’20” WEST 216.59 FEET; THENCE, LEAVING THE BOUNDARY OF SAID MAP NO. 14926, NORTH 43°05’58” EAST 78.45 FEET; THENCE NORTH 01°47’45” EAST 442.55 FEET TO A POINT ON THE SOUTHERLY BOUNDARY OF THAT PUBLIC STREET AND UTILITY EASEMENT RECORDED JANUARY 23, 2007 AS FILE NO. 2007-0047586, SAID POINT BEING ON A NON-TANGENT 836.00 FOOT RADIUS CURVE CONCAVE NORTHERLY, A RADIAL LINE TO SAID POINT BEARS SOUTH 23°00’29” WEST; THENCE, EASTERLY ALONG SAID EASEMENT AND SAID CURVE, THROUGH A CENTRAL ANGLE OF 10°54’11” AN ARC DISTANCE OF 159.09 TO THE BEGINNING OF A COMPOUND 56.00 FOOT RADIUS CURVE CONCAVE WESTERLY; THENCE NORTHERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 181°26’49” AN ARC DISTANCE OF 177.34 TO THE POINT OF BEGINNING.

PARCEL 2:

AN EASEMENT FOR A PRIVATE DRAINAGE OVER AND ACROSS LOT 4 OF CARLSBAD TRACT NO. 97-13-01, CARLSBAD OAKS NORTH PHASE 1, IN THE CITY OF CARLSBAD, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 14926, RECORDED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY ON DECEMBER 15, 2004, AS CREATED BY EASEMENT AGREEMENT EXECUTED BY KILROY REALTY FINANCE PARTNERSHIP, L.P., A DELAWARE LIMITED PARTNERSHIP, TECHBILT CONSTRUCTION CORP., A CALIFORNIA CORPORATION AND CARLSBAD OAKS NORTH PARTNERS, L.P., A CALIFORNIA LIMITED PARTNERSHIP, DATED JANUARY 20, 2010 AND RECORDED JANUARY 29, 2010 AS INSTRUMENT NO. 2010-0047608 OF OFFICIAL RECORDS.

APN: 209-120-11 and a portion of 209-120-17

FIRST AMENDMENT TO LEASE AGREEMENT

THIS FIRSJAMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into as of this 23rd day of November, 2010, by and between BMR-GAZELLE COURT LLC, a Delaware limited liability company (“Landlord”), and ISIS PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

RECITALS

A.            WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated as of March 30, 2010, as amended by this Amendment, and as the same may have been otherwise amended, supplemented or modified from time to time, the “Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 2855 Gazelle Court in Carlsbad, California (the “Building”);

B.            WHEREAS, Landlord desires to give an additional individual authority to sign change orders pursuant to the Work Letter; and

C.            WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1.            Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein.

2.            Authorized Representatives. Section 1.1 (a)(i) of the Work Letter is amended to read as follows: “Federico Mina as the person authorized to initial plans, drawings, and approvals and to sign change orders pursuant to this Work Letter and”.

3.            No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

4.             Effect of Amendment. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Amendment.

5.            Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof.  All exhibits hereto are incorporated herein by reference.

6.            Counterparts. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document.

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IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Amendment.

LANDLORD:

BMR-GAZELLE COURT LLC,

a Delaware limited liability company

By:	/s/ Jonahtan Klassen
Name:	Jonathan Klassen
Title:	Vice President, Legal

TENANT:

ISIS PHARMACEUTICALS, INC., a
Delaware corporation

By:	/s/ Grant Bryce
Name:	Grant Bryce
Title:	VP Corporate Development